Business acquisitions and disposals	6 Months Ended
Jun. 30, 2022
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Business acquisitions and disposals

15	Business acquisitions and disposals
Business acquisitions
The following recently announced acquisitions form part of our strategy to become a market leader in Asian wealth management:
•On 23 December 2021, HSBC Asset Management (India) Private Ltd, a subsidiary of the Group, entered into an agreement with L&T Finance Holdings Limited to fully acquire L&T Investment Management Limited for $0.4bn. Completion is expected to occur during 4Q22. L&T Investment Management Limited is a wholly-owned subsidiary of L&T Finance Holdings Limited and the investment manager of the L&T Mutual Fund, with assets under management of $8.9bn at 31 May 2022 and over 2.4 million active folios.
•On 28 January 2022, HSBC Insurance (Asia-Pacific) Holdings Limited, a subsidiary of the Group, notified the shareholders of Canara HSBC Life Insurance Company Limited (‘Canara HSBC’) of its intention to increase its shareholding in Canara HSBC up to 49%. HSBC currently has a 26% shareholding, which is accounted for as an associate. Any increase in shareholding is subject to agreement with other shareholders in Canara HSBC, as well as internal and regulatory approvals. Established in 2008, Canara HSBC is a life insurance company based in India.
•On 11 February 2022, HSBC Insurance (Asia-Pacific) Holdings Limited completed the acquisition of 100% of AXA Insurance Pte Limited (AXA Singapore) for $0.5bn. A provisional gain on acquisition of $0.1bn was recorded, reflecting the excess of the fair value of net assets acquired (gross assets of $4.5bn and gross liabilities of $3.9bn) over the acquisition price.
•On 6 April 2022, The Hongkong and Shanghai Banking Corporation Limited, a subsidiary of the Group, announced it had increased its shareholding in HSBC Qianhai Securities Limited, a partially-owned subsidiary, from 51% to 90%.
•On 23 June 2022, HSBC Insurance (Asia) Limited, a subsidiary of the Group, acquired the remaining 50% equity interest in HSBC Life Insurance Company Limited. Headquartered in Shanghai, HSBC Life Insurance Company Limited offers a comprehensive range of insurance solutions covering annuity, whole life, critical illness and unit-linked insurance products.
Business disposals
In 2021 and 2022, we accelerated the pace of execution on our strategic ambition to be the preferred international financial partner for our clients with the announcements of the planned sales of our retail banking businesses in France and branch operations in Greece, as well as the exit of domestic mass market retail banking in the US. The planned sales in France and Greece are expected to complete in 2023, and the US exit has since completed.
US retail banking business
On 26 May 2021, we announced our intention to exit our US mass market retail banking business, including our Personal and Advance propositions, as well as retail business banking, and rebranding approximately 20 to 25 of our retail branches into international wealth centres to serve our Premier and Jade customers. In conjunction with the execution of this strategy, HSBC Bank USA, N.A. entered into definitive sale agreements with Citizens Bank and Cathay Bank to sell 90 of our retail branches along with substantially all residential mortgage, unsecured and retail business banking loans and all deposits in our branch network not associated with our Premier, Jade and Private Banking customers. As a result of entering into these sale agreements, assets and liabilities related to the agreements were transferred to held for sale during the second quarter of 2021.
In February 2022, we completed the sale of the branch disposal group and recognised a net gain on sale of approximately $0.1bn, which is subject to customary closing adjustments. Included in the sale were $2.1bn of loans and advances to customers and $6.9bn of customer accounts. Certain assets under management associated with our mass market retail banking operations were also transferred. The remaining branches not sold or rebranded have been closed.
Planned sale of the retail banking business in France
HSBC Continental Europe signed a framework agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking business in France.
The sale, which is subject to regulatory approvals and the satisfaction of other relevant conditions, includes: HSBC Continental Europe’s French retail banking business; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement. The disposal group is currently expected to be classified as held for sale in 2H22 and the sale would generate an estimated loss before tax including related transaction costs for the Group of $2.1bn, together with an additional $0.5bn impairment of goodwill.
At 30 June 2022, a deferred tax liability of $0.4bn was recognised as a consequence of the temporary difference in tax and accounting treatment in respect of the provision for loss on disposal, which was deductible in the French tax return in 2021 but will be accounted for when the disposal group is classified as held for sale in accordance with IFRS 5, at which time the deferred tax liability will reverse. The vast majority of the estimated loss for the write-down of the disposal group to fair value less costs to sell will also be recognised when it is classified as held for sale. Subsequently, the disposal group classified as held for sale will be remeasured at the lower of carrying amount and fair value less costs to sell at each reporting period. Any remaining gain or loss not previously recognised will be recognised at closing, which is currently anticipated to be in 2023.
At 30 June 2022, the disposal group included total assets of $25.6bn.
Planned sale of the retail banking business in Greece
On 24 May 2022, HSBC Continental Europe signed a sale and purchase agreement for the sale of its branch operations in Greece to Pancreta Bank SA. Completion of the transaction is subject to regulatory approval and is currently expected to occur in the first half of 2023. At 30 June 2022, the disposal group included $0.4bn of loans and advances to customers and $2.3bn of customer accounts which met the criteria to be classified as held for sale. In 2Q22, we recognised a loss of $0.1bn, including goodwill impairment, upon reclassification as held for sale in accordance with IFRS 5.
Planned sale of the business in Russia
Following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) has entered into an agreement to sell its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company), subject to regulatory approvals.